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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements No. 333-22571 and No. 333-93209 both on Form S-8, and No. 333-79759 on Form S-3, as amended.



/s/ ARTHUR ANDERSEN LLP

Houston, Texas
March 27, 2002